UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  June 23, 2009

CTC MEDIA, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-52003	58-1869211
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Pravda Street, 15A Moscow, Russia		125124
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: +7-495-785-6333

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐        Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐        Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐        Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐        Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 23, 2009, CTC Media, Inc. (the ‘‘Company’’) and Alexander Rodnyansky, its President, entered into a separation agreement pursuant to which Mr. Rodnyansky is stepping down as President, effective as of August 1, 2009.  Mr. Rodnyansky will remain a member of the Company’s board of directors.  Pursuant to the separation agreement, the non-competition and non-solicitation provisions of Mr. Rodnyansky’s employment agreement are extended until two years after his service on the Company’s board of directors terminates.

A copy of Mr. Rodnyansky’s separation agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Item 9.01.    Financial Statements and Exhibits

(d)     Exhibits

10.1             Separation Agreement between the Company and Alexander Rodnyansky dated June 23, 2009

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CTC MEDIA, INC.

Date: June 24, 2009	By:	/s/ Boris Podolsky
Name: Boris Podolsky
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit
No.	Description
10.1	Separation Agreement between the Company and Alexander Rodnyansky dated June 23, 2009